EXHIBIT 21

The Company has the following subsidiaries. Joint Venture entities are shown in italics. United Dominion Realty, L.P. is a limited partnership with outside limited partners holding minimal percentage interests. The Company owns general and limited partnership interests in United Dominion Realty, L.P. constituting 92.9% of the aggregate partnership interest. Entities marked with an asterisk are those entities in which United Dominion Realty, L.P. is either a member or a partner. UDR Lighthouse DownREIT L.P. is also a limited partnership with outside limited partners. The Company owns general and limited partnership interests in UDR Lighthouse DownREIT L.P. constituting 71.9% of the aggregate partnership interest. Entities marked with a double asterisk are those entities in which UDR Lighthouse DownREIT L.P. owns an interest. All other entities are wholly owned.

State of Incorporation
Subsidiary	or Organization
1020 Tower GP LLC	Delaware
1020 Tower, LP	Delaware
1274 at Towson LLC	Delaware
1300 Fairmount LLC	Delaware
1300 Fairmount Lender LLC	Delaware
13th And Market Properties LLC	Delaware
1532 Harrison Lender LP	Delaware
1532 Harrison Member LLC	Delaware
1745 LLC	Delaware
2000 Post Owners Association	California
2727 Turtle Creek LLC	Delaware
2727 Turtle Creek 2 LLC	Delaware
3001 Iowa Owner LLC	Delaware
322 on North Broad LLC	Delaware
345 Harrison LLC	Delaware
399 Fremont LLC	Delaware
488 SW First LLC	Delaware
AAC Funding II, Inc.	Delaware
AAC Funding III LLC**	Delaware
AAC Funding IV LP*	California
AAC Funding Partnership II*	Delaware
AAC/FSC Crown Pointe Investors, LLC	Washington
AAC/FSC Hilltop Investors, LLC	Washington
AAC/FSC Seattle Properties, LLC*	Delaware
Andover House LLC	Delaware
Andover Member 1 LLC	Delaware
Andover Member 2 LLC	Delaware
Apartments on Chestnut Limited Partnership	Delaware
Arbors at Maitland LLC	Delaware
Ashton at Dublin Station LP	Delaware
Ashwood Commons North LLC	Washington
Bella Terra Villas LP	Delaware
Bighorn 2-A REIT LLC	Delaware
Bighorn Hawthorne LLC	Delaware
Bighorn New JV LLC	Delaware
Bighorn New JV 2 LLC	Delaware
Bighorn MA REIT LLC	Delaware
Bradlee Danvers LLC	Delaware
CMP-1, LLC	Delaware
Cambridge Woods LLC	Delaware
Central Square at Frisco LLC	Delaware
CityLine Development Phase I, LLC	Washington
CityLine Development Phase II, LLC	Washington
Coastal Monterey Properties, LP*	Delaware
Columbia City Apartments REIT LP	Delaware

State of Incorporation
Subsidiary	or Organization
Columbia City Apartments REIT GP LLC	Delaware
Columbus Square 775 LLC	Delaware
Columbus Square 795 LLC	Delaware
Columbus Square 801 LLC	Delaware
Columbus Square 805 LLC	Delaware
Columbus Square 808 LLC	Delaware
Consolidated-Hampton, LLC	Maryland
Cross Creek LLC*	Delaware
DCO 2400 14th Street LLC	Delaware
DCO 3033 Wilshire LLC	Delaware
DCO Addison at Brookhaven LP	Delaware
DCO Arbors at Lee Vista LLC	Delaware
DCO Beach Walk LP	Delaware
DCO Caroline Development LLC	Delaware
DCO Market LLC	Delaware
DCO Mission Bay LP	Delaware
DCO Pacific City LP	Delaware
DCO Realty, Inc.	Delaware
DCO Realty LP LLC	Delaware
DCO Talisker LP	Delaware
Domain Mountain View LLC	Delaware
Dominion Lake Ridge LLC	Delaware
Dominion Middle Ridge LLC	Delaware
Domus SPE General Partner, LLC	Delaware
Eastern Residential, Inc.	Delaware
Estancia Villas LLC*	Delaware
Fiori LLC	Delaware
Flats at Palisades LLC*	Delaware
Foxborough Lodge Limited Partnership	Delaware
FP Essex Owner, LLC*	Delaware
Garrison Harcourt Square LLC	Delaware
Governour’s Square of Columbus Co. L.P.*	Delaware
HPI 2161 Sutter LP	Delaware
Heritage Communities LLC**	Delaware
Hunt Club Apartments LLC	Delaware
Inlet Bay at Gateway, LLC	Delaware
Jamestown of St. Matthews Limited Partnership*	Delaware
Jefferson at Marina del Rey, L.P.	Delaware
Kelvin and Jamboree Properties, LLC	Delaware
Kelvin Jamboree LLC	Delaware
Lake Merritt Apartments LP	Delaware
Lake Merritt TRS LLC	Delaware
Lenox Farms Limited Partnership	Delaware
Lightbox LLC	Delaware
Lodge at Ames Pond LLC	Delaware
Lofts at Charles River Landing, LLC	Delaware
Lofts at Palisades LLC*	Delaware
MacAlpine Place Apartment Partners, Ltd.*	Florida
Management Company Services, Inc.	Delaware
MCS Insurance Sub Producer Services LLC	Delaware
MCS MA REIT, Inc.	Delaware
Ninety Five Wall Street LLC*	Delaware
North Broad Condominium Association, Inc.	Pennsylvania
Northbay Properties II, L.P.*	California
One Upland LLC	Delaware

State of Incorporation
Subsidiary	or Organization
One William Urban Renewal LLC	Delaware
Pacific Los Alisos LLC	Delaware
Palo Verde LLC*	Delaware
Park Square KOP Owner LLC	Delaware
Park Square Mezzanine LLC	Delaware
Park Square Mezzanine Owner LLC	Delaware
Park Square Philly Owner LLC	Delaware
Park Square Subsidiary 1 LLC	Delaware
Park Square Subsidiary 2 LLC	Delaware
Pier 4 LLC	Delaware
Polo Park Apartments LLC*	Delaware
Portland Anthem Investor LLC	Delaware
Portland Kado Investor LLC	Delaware
Portland Revere Investor LLC	Delaware
Portland Tempo Investor LLC	Delaware
Quarters At Towson LLC	Delaware
Rodgers Forge Condominiums, Inc.	Maryland
Savoye LLC	Delaware
Savoye 2 LLC	Delaware
Seabrook Apartments LLC	Delaware
Seneca Place LLC	Delaware
Smith Owner LLC	Delaware
Smith Subsidiary 1 LLC	Delaware
Smith Subsidiary 2 LLC	Delaware
Station on Silver LLC*	Delaware
Strata Properties LP	Delaware
Tennessee Colonnade LLC	Delaware
THC/UDR Domain College Park LLC	Delaware
The Enclave at Potomac Club LLC	Delaware
Town Square Commons, LLC	District of Columbia
Towson Promenade, LLC	Delaware
Trilon Townhouses, LLC	District of Columbia
TSTW LLC	Delaware
UDR 10 Hanover LLC*	Delaware
UDR 345 Harrison LLC	Delaware
UDR 500 Penn LLC	Delaware
UDR 1200 East West LLC	Delaware
UDR 1590 Grove LLC	Delaware
UDR Altamira Place LLC	Delaware
UDR AP Block 11 Owner LLC	Delaware
UDR Arbor Park LLC**	Delaware
UDR Barton Creek LLC**	Delaware
UDR Brio LLC	Delaware
UDR California GP, LLC*	Delaware
UDR California GP II, LLC	Delaware
UDR California Properties, LLC	Virginia
UDR Calvert’s Walk Associates Limited Partnership	Maryland
UDR Calverts Walk GP, LLC	Delaware
UDR Canal I LLC*	Delaware
UDR Canal II LLC*	Delaware
UDR Canterbury LLC*	Delaware
UDR Carriage Homes, LLC	Delaware
UDR Chelsea LLC	Delaware
UDR Climate Fund Member A, LLC	Delaware
UDR Climate Fund Member B, LLC	Delaware

State of Incorporation
Subsidiary	or Organization
UDR Cool Springs I LLC	Delaware
UDR Cool Springs II LLC	Delaware
UDR Courts at Dulles LLC**	Delaware
UDR Courts at Huntington LLC*	Delaware
UDR Crane Brook LLC*	Delaware
UDR Currents on the Charles LLC	Delaware
UDR Delancey at Shirlington LLC**	Delaware
UDR Domain Brewers Hill LLC	Delaware
UDR EAS LLC	Delaware
UDR EIG Investor A LLC	Delaware
UDR EIG Investor B LLC	Delaware
UDR Eight80 I LP*	Delaware
UDR Eight80 II LP*	Delaware
UDR Eleven55 Ripley LLC**	Delaware
UDR Garrison Square LLC	Delaware
UDR Harbor Greens, L.P.*	Delaware
UDR Huntington Vista, L.P.*	Delaware
UDR Inwood LLC**	Delaware
UDR JO Investor LLC	Delaware
UDR JO Investor Member LLC	Delaware
UDR/K Venture Member LLC	Delaware
UDR Lakeline Villas LLC	Delaware
UDR Legacy at Mayland LLC	Delaware
UDR Legacy Village LLC**	Delaware
UDR Leonard Pointe LLC	Delaware
UDR Lighthouse DownREIT L.P.*	Delaware
UDR Lighthouse EAS LLC**	Delaware
UDR Marina Pointe LLC	Delaware
UDR Menifee Lender LLC	Delaware
UDR Meridian LLC	Delaware
UDR/MetLife GP II LLC	Delaware
UDR/MetLife Master Limited Partnership	Delaware
UDR/MetLife Master Limited Partnership II	Delaware
UDR Midlands Acquisition, LLC*	Delaware
UDR Milehouse LLC	Delaware
UDR/ML Venture LLC	Delaware
UDR/ML Venture 2 LLC	Delaware
UDR Newport Village LLC**	Delaware
UDR NYL Deals GP LLC	Delaware
UDR of Tennessee LLC	Delaware
UDR Okeeheelee LLC*	Delaware
UDR Peridot Palms LLC	Delaware
UDR Pinebrook, L.P.*	Delaware
UDR Preserve at Gateway LLC	Delaware
UDR Presidential Greens, L.L.C.	Delaware
UDR Rancho Cucamonga, L.P.	Delaware
UDR Red Stone Ranch LLC	Delaware
UDR REACT Fund Member A LLC	Delaware
UDR REACT Fund Member B LLC	Delaware
UDR RETV Holdings IA LLC	Delaware
UDR RETV Holdings IB LLC	Delaware
UDR RETV Holdings IC LLC	Delaware
UDR RETV Holdings ID LLC	Delaware
UDR RETV Holdings IIA LLC	Delaware
UDR RETV Holdings IIB LLC	Delaware

State of Incorporation
Subsidiary	or Organization
UDR RETV Holdings IIC LLC	Delaware
UDR RETV Holdings IID LLC	Delaware
UDR RETV Holdings IIIA LLC	Delaware
UDR RETV Holdings IIIB LLC	Delaware
UDR RETV Holdings IIIC LLC	Delaware
UDR RETV Holdings IIID LLC	Delaware
UDR Ridgewood (II) Garden, LLC*	Virginia
UDR Ridge at Blue Hills LLC**	Delaware
UDR River Terrace LP	Delaware
UDR Rivergate LLC	Delaware
UDR Riverside Lender LLC	Delaware
UDR Rodgers Forge LLC	Delaware
UDR Slade LLC	Delaware
UDR Smith LLC	Delaware
UDR Steele Creek LLC*	Delaware
UDR Texas Properties LP*	Delaware
UDR Towers By The Bay LLC	Delaware
UDR Union Place LLC	Delaware
UDR Valley Forge LLC	Delaware
UDR Virginia Properties, LLC	Virginia
UDR Wellington Place LLC	Delaware
UDR Whitmore LLC**	Delaware
UDR Windsor Gardens LLC	Delaware
UDR WJV Member LLC	Delaware
UDR Woodland GP, LLC	Delaware
UDRLP EAS LLC*	Delaware
UDRLP TRS LLC*	Delaware
UDRT of Delaware 4 LLC*	Delaware
United Dominion Realty, L.P.	Delaware
Upton Place Member LLC	Delaware
View 14 Investments LLC	Delaware
Villaggio LLC*	Delaware
VP West 1 LLC*	Delaware
VP West 2, LLC	Delaware
VPDEV 1 LLC	Delaware
VPDEV 2 LLC	Delaware
Washington Vue LLC	Delaware
Waterside at Ironbridge LLC	Delaware
Waterside Towers, L.L.C.	Delaware
West El Camino Real, LLC	Delaware
Western Residential, Inc.	Delaware
Wilshire Crescent Heights, LLC	Delaware
Windemere at Sycamore Highlands, LLC	Delaware
Winterland San Francisco Partners, a California Limited Partnership*	California